Supplement dated October 9, 2006 to prospectus dated May 1, 2006 for
Pacific Select Exec II-NY, Pacific Select Exec III-NY and Pacific Select Performer 500-NY
flexible premium variable life insurance policies, and
Pacific Select Estate Preserver-NY last survivor flexible premium variable life insurance policies
(each a “policy”) issued by Pacific Life & Annuity Company
You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. For more complete information on the portfolios underlying the investment options, including a discussion of the investment techniques and the risks associated with each portfolio, see the accompanying supplements and the fund prospectuses. You should read the prospectuses carefully.

The name of the FAM Variable Series Funds, Inc., Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III are changing
On September 29, 2006, a transaction occurred between BlackRock, Inc. and Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock, Inc. to create a new independent company.
Effective October 2, 2006, the names of the FAM Variable Series Funds, Inc., Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III changed. Any references to the FAM Variable Series Funds, Inc., Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III throughout the prospectus or supplement thereof are changed to reflect the new names as follows:
FAM Variable Series Funds, Inc. is now BlackRock Variable Series Funds, Inc.
Mercury Basic Value V.I. Fund Class III is now BlackRock Basic Value V.I. Fund Class III.
Mercury Global Allocation V.I. Fund Class III is now BlackRock Global Allocation V.I. Fund Class III.

The investment adviser of the BlackRock Variable Series Funds, Inc. has changed
As a result of the transaction described above, effective October 2, 2006, the following replaces the disclosure in Your investment options: Variable investment options regarding the investment adviser of the BlackRock Variable Series Funds, Inc.:
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.
Any reference to Merrill Lynch Investment Managers, L.P. d/b/a/ Mercury Advisors throughout the prospectus or supplement thereof is changed to refer to BlackRock Advisors, LLC.

The Equity Index portfolio and Small-Cap Index portfolio have a new manager
Effective December 1, 2006, the name of the portfolio manager for the Equity Index portfolio and Small-Cap Index portfolio of Pacific Select Fund will change to BlackRock Investment Management, LLC.

The Large-Cap Value portfolio has a new manager
Effective December 1, 2006, ClearBridge Advisors, LLC will be the portfolio manager of the Large-Cap Value portfolio.

Your investment options:
The following replaces the fourth bullet point under Transfers:

Transferring among the investment options and market-timing restrictions is changed
•	Additionally, only two (2) transfers in any calendar month may involve any of the following investment options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, or Van Eck Worldwide Hard Assets.

Variable life insurance and your taxes is changed
The following is added to Variable life insurance and your taxes:
Section 101(j) of the Internal Revenue Code generally provides that death benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the policy’s death benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met. Please consult your tax adviser for these and other special rules for employer-involved policies.

Form #85-27437-01